                          THE ACHIEVEMENT FUNDS TRUST

                                  EQUITY FUND
                                 BALANCED FUND
                          INTERMEDIATE TERM BOND FUND
                              SHORT TERM BOND FUND
                         SHORT TERM MUNICIPAL BOND FUND
                           IDAHO MUNICIPAL BOND FUND

                         SUPPLEMENT DATED MARCH 7, 1997
                        TO PROSPECTUS DATED JUNE 1, 1996

                     Capitalized terms shall have the same
                         meanings as in the Prospectus

BALANCED FUND

          The discussion under the heading "INVESTMENT OBJECTIVES AND POLICIES
- Balanced Fund - Investment Policies" is supplemented by deleting the seventh sentence in the second paragraph thereof and by revising the third full paragraph thereof to read as follows:

          The Balanced Fund will, under normal market conditions, invest a minimum of 25% of its total assets in fixed income securities, obligations issued by the U.S. Government and its agencies and instrumentalities, zero coupon receipts involving U.S. Treasury obligations and corporate bonds and debentures, asset-backed securities, floating or variable rate corporate notes and Yankee Bonds. The Portfolio may also invest in mortgage-backed securities (including collateralized mortgage obligations), which are securities issued by government sponsored entities, such as the Government National Mortgage Association, or by private issuers that entitle the holder to a share of all interest and principal payments from a pool of mortgage loans underlying the security. The Portfolio's investment in mortgage-backed securities, asset-backed securities, floating or variable rate corporate notes and Yankee Bonds will not exceed 40% of its total assets. The fixed income securities held by the Balanced Fund will have an aggregate average weighted maturity of three to ten years.

          All of the fixed income securities and any convertible securities purchased by the Balanced Fund will be rated BBB or higher by S&P or Baa by Moody's at the time of purchase, or will be determined to be of comparable quality by the Adviser at the time of purchase, provided, however, that not more than 20% of the assets of the Balanced Fund that are invested in fixed income securities and convertible securities may be invested in bonds or other securities that are rated BBB by S&P or Baa by Moody's or are determined to be of comparable quality by the Adviser. In the event the credit quality of bonds or other securities purchased by the Balanced Fund declines below the applicable criteria, the Adviser may consider selling such securities.

INTERMEDIATE TERM BOND FUND

          The discussion in the first full paragraph under the heading "INVESTMENT OBJECTIVES AND POLICIES - Intermediate Term Bond Fund - Investment Policies" is supplemented by deleting the third, fourth and fifth sentences thereof and inserting the following:

          All of the foregoing investment securities are considered by the Trust to be bonds and will be rated BBB or higher by S&P or Baa by Moody's at the time of purchase, or will be determined to be of comparable quality by the Adviser at the time of purchase, provided, however, that the Intermediate Term Bond Fund may not invest more than 20% of its assets in bonds that are rated BBB by S&P or Baa by Moody's or are determined to be of comparable quality by the Adviser. In the event the credit quality of bonds purchased by the Intermediate Term Bond Fund declines below the applicable criteria, the Adviser may consider selling such securities. The Portfolio's investment in mortgage-backed securities, asset-backed securities, floating or variable rate corporate notes and Yankee Bonds will not exceed 40% of its total assets.

          The discussion in the third full paragraph under the heading "INVESTMENT OBJECTIVES AND POLICIES - Intermediate Term Bond Fund - Investment Policies" is supplemented by deleting the first sentence thereof and inserting the following:

          The Portfolio will have an aggregate average weighted maturity of three to ten years.

SHORT TERM MUNICIPAL BOND FUND

          Clause (i) of the first sentence of the second paragraph under the heading "INVESTMENT OBJECTIVES AND POLICIES - Short Term Municipal Bond Fund - Investment Policies" of the Prospectus is supplemented as follows:

          (i) municipal bonds rated BBB or higher by S&P or Baa or higher by Moody's, provided, however, that the Short Term Municipal Bond Fund may not invest more than 20% of its assets in bonds rated BBB by S&P or Baa by Moody's;

IDAHO MUNICIPAL BOND FUND

          Clause (i) of the third sentence of the first paragraph under the heading "INVESTMENT OBJECTIVES AND POLICIES - Idaho Municipal Bond Fund - Investment Policies" of the Prospectus is supplemented as follows:

          (i) municipal bonds rated BBB or higher by S&P or Baa or higher by Moody's, provided, however, that the Idaho Municipal Bond Fund may not invest more than 20% of its assets in bonds rated BBB by S&P or Baa by Moody's;

          The last sentence of the second paragraph under the heading "INVESTMENT OBJECTIVES AND POLICIES - Idaho Municipal Bond Fund - Investment Policies" of the Prospectus is deleted in its entirety.

RISK FACTORS

          The discussion in the paragraph under the heading "RISK FACTORS" is supplemented as follows:

          RATED SECURITIES - The Balanced Fund, the Intermediate Term Bond Fund, the Short Term Municipal Bond Fund and Idaho Municipal Bond Fund may invest in securities rated as investment grade by either S&P or Moody's. Up to 20% of the assets of the Balanced Fund that are invested in fixed income securities and convertible securities, and up to 20% of the assets of the Intermediate Term Bond Fund, the Short Term Municipal Bond Fund and Idaho Municipal Bond Fund, may be invested in bonds in the lowest investment grade debt category (i.e., bonds rated BBB by S&P or Baa by Moody's), which have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity on the part of the issuer of such bonds to make principal and interest payments than is the case with higher grade bonds. The Portfolios may retain a security which was rated as investment grade at the time of purchase but whose rating is subsequently downgraded below investment grade.

GENERAL

          The discussion under the headings "THE TRUST" and "GENERAL INFORMATION - The Trust" is supplemented to indicate that the Trust's Municipal Bond Fund will commence business operations on November 1, 1996.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ACH-A-003-02
ACH-A-009-02